ANNUAL
REPORT

AUGUST 31, 1998

FRANKLIN UNIVERSAL TRUST

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson
Chairman
Franklin Universal Trust


CONTENTS


Shareholder Letter .......................     1
Manager's Discussion .....................     4
Performance Summary ......................     8
Dividend
Reinvestment and
Cash Purchase Plan .......................    11
Annual Meeting
of Shareholders ..........................    15
Financial Highlights &
Statement of Investments .................    17
Financial Statements .....................    25
Notes to
Financial Statements .....................    29
Independent
Auditor's Report.........................     33
Tax Designation ..........................    34

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Universal Trust's annual report for the period ended August 31, 1998.

The U.S. economy continued its expansion during much of the period under review, demonstrating healthy growth with few signs of inflation. Strong consumer demand for goods, services and housing contributed to continued growth. However, in our semiannual report for the period ended February 28, 1998, we mentioned the likelihood of U.S. economic slowdown brought on, for the most part, by the Asian financial crisis. Soon thereafter, this came to pass. U.S. economic growth slowed, from a torrid 5.5% annual rate in the first three months of the year, to a diminished 1.6% annual rate in the April-June period, reflecting weak Asian demand for goods and a buildup of business inventories. The Asian turmoil's impact on the U.S. economy was mixed -- it slowed the economy through a decline in American exports, while the U.S. dollar's resulting strength helped keep inflation under control through a decline in import prices. In addition, the recent Russian crisis exacerbated concerns in a global market that was already fragile. Although Russia and many of these Asian countries in crisis are implementing reforms, it will likely take some time for their economies to recover.

Despite generally favorable domestic economic conditions for most of the reporting period, recent global developments took a toll on U.S. markets, which proved unable to withstand the foreign pressure. After reaching an all-time high of 9337.97 on July 17, 1998, the Dow Jones(R) Industrial Average suffered its second-largest point decline in its history, falling 512.61 points to 7539.07 on August 31, 1998, the close of the fund's fiscal year.

During the reporting period, the yield on the benchmark 30-year U.S. Treasury bond hit record lows, largely in response to weak financial markets abroad. The 30-year Treasury began the reporting period yielding 6.61% on August 31, 1997, and ended the period yielding 5.26% on August 31, 1998. Falling yields increasingly reflected the 30-year Treasury bond's popularity and "flight to quality" among investors fleeing Asia's and Russia's deteriorating markets.

For most of the fund's fiscal year, Franklin Universal Trust performed favorably; however, recent weakness in the domestic equity market had a negative effect on utility stocks and high yield bonds, two of the Trust's major investment sectors. The following Manager's Discussion provides specific details about your fund's performance and investment strategies.

The recent global problems contributed to dramatic U.S. market ups and downs, which understandably create investor uncertainty. Such conditions remind us of the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about market volatility, and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Universal Trust and look forward to serving your future investment needs.

Sincerely,

Charles B. Johnson
Chairman
Franklin Universal Trust

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

MANAGER'S DISCUSSION

Your Fund's Objective: Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.

You will find a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 18 of this report.

Despite relatively stable market conditions for the majority of the reporting period, the environment for high yield bonds and utility equities came under considerable pressure toward the end of the period. Deteriorating global markets, spurred on by crises in Asia and Russia, eventually impacted prices in the domestic market, which had managed to remain insulated for much of the past year. Amid substantial market weakness, however, the Trust was relatively well-positioned to take advantage of certain positive sector fundamentals, and benefited from the strong performance of individual securities selected for the portfolio. Franklin Universal Trust (NYSE:
FTgenerated a cumulative total return of +9.40% for the one-year period ended August 31, 1998, based on its change in market price on the New York Stock Exchange.

Sector Discussions
Wireless

Overall, increased subscriber growth and sustained demand for high value-added services benefited several of the Trust's holdings within the wireless sector. On the cellular side, Nextel Communications, Inc. performed well due to adherence to its solid business plan, as the company continued to roll out its nationwide network and add subscribers at a healthy pace. In addition, the company was able to realize above-average revenue per unit largely because of high-quality service and attractive handset designs that captured more business users. Another noteworthy cellular holding, Sygnet Wireless, Inc., benefited from consolidation within the rural sector, a trend that is resulting in less competition from digital providers in Sygnet's markets. Sygnet recently announced that it will be acquired by Dobson Communications, and we expect Dobson will tender for the bonds, which should improve their value.

Within the paging sector, stronger industry fundamentals benefited selected names during the period. In particular, industry pricing power improved, while the subscriber base continued to grow. Holdings such as Paging Networks, Inc. and Metrocall Inc. were successful at shifting their customer bases to higher-priced, value-added service plans that gave the providers greater revenue than added cost.

Industrial

During the reporting period, the Trust focused mainly on strong domestic manufacturers, which performed well relative to their foreign counterparts. In contrast, exposure to foreign industrials was minimal. Consolidation and leverage reduction remained two prevalent industry trends, and the fund benefited from several publicly held companies, which can issue additional equity to fill their financing needs. In particular, Allied Waste's successful acquisition strategy -- focusing on the consolidation and integration of other waste management companies -- bolstered Allied's performance. Nortek Inc. benefited from strength in the building cycle. With significant exposure to the robust aerospace cycle, Derlan Industries, LTD. also performed strongly.

Broadcasting

Mergers and acquisitions continued within the broadcasting sector, and the Trust maintained its focus on the larger consolidators and acquisition targets within the industry, seeking to take advantage of this trend. The purchase of LIN Television Corp., a leading network broadcast television operator, exemplifies this strategy. Recently, LIN Television announced it will be acquired by Chancellor Broadcasting, a company of higher credit quality, boosting the Trust's LIN Television bonds.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Cable

During the reporting period, the cable sector outperformed the overall high yield market. Domestic cable companies, including CSC Holdings, Inc., a Trust position, generally enjoyed strong revenue growth and benefited from the promotion of up-and-coming services such as digital cable, cable modems and cable telephony. In addition, valuations improved, as non-traditional investors entered the market for cable sector assets. On the international side, our position in Diamond Holdings Plc., a leading U.K. cable operator, performed well as a result of improved operating results and the announcement that it will be acquired by NTL, the U.K.'s third-largest cable operator.

Telecommunications

The telecommunications sector continues to evolve rapidly, evidenced by the increased merger and acquisition activity among regional bell operating companies. In addition to consolidation, another significant industry trend is the rise of new, alternative local service providers such as Intermedia Communications, Inc. and NEXTLINK Communications, Inc., two of the Trust's holdings. Such alternative providers increase access line penetration as they grow from start-up companies to stronger, alternative sources of local service. During the reporting period, Intermedia expanded its role in data communications (Internet, intranet, extranet) by furthering its development of a regionally-based data network to exploit the strong growth in this market segment.

Electric Utilities

During the 12 months under review, the electric utility industry showed signs of improvement as issues surrounding deregulation were clarified and several states completed their deregulation plans. With this in mind, we focused our investment decisions on electric utility companies we believe will do well in a competitive environment. Such companies generally have low-cost operations, strong management teams and domestically and internationally diversified businesses. On August 31, 1998, our three largest electric utility holdings were Dominion Resources, Inc., Texas Utilities Co. and Southern Company.

What's Ahead
Recent economic data suggest benign inflation, relatively stable interest rates, and continued domestic growth, although the effects of the foreign market volatility may temper growth rates somewhat. The recent turmoil in global financial markets may impact the domestic high yield market in the short term, but we believe that recent volatility should not significantly affect this asset class's fundamentals over the long term. In addition, the Trust's international exposure is relatively small, comprising less than 8% of total net assets on August 31, 1998. Consequently, we remain optimistic regarding the high yield market, in general, and Franklin Universal Trust, in particular, and believe that there will continue to be attractive opportunities in high yield corporate bonds and utility stocks over the short to intermediate term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY

Franklin Universal Trust's share price on the New York Stock Exchange (NYSE) decreased 25 cents, from $9.50 on August 31, 1997, to $9.25 on August 31, 1998. The Trust's share price, as measured by net asset value, decreased 92 cents, from $10.20 to $9.28 for the same period.


During the 12-month reporting period, the Trust's distributions totaled
114.80 cents ($1.148) per share. This included a December 1997 distribution consisting of the monthly dividend of 6.7 cents ($0.067), a long-term capital gain of 24.02 cents ($0.2402) and a short-term capital gain of 10.38 cents ($0.1038). Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly dividend of 6.7 cents ($0.067) and the NYSE closing price of $9.25 on August 31, 1998, the Trust's distribution rate was 8.69%.

Franklin Universal Trust reported a +9.40% cumulative total return for the 12-month period ended August 31, 1998. Total return reflects the change in the Trust's market price on the NYSE. Based on the change in net asset value (as opposed to market price), total return for the same period was +2.22%.

All total returns assume reinvestment of dividends and capital gains according to the terms specified in the Trust's dividend reinvestment plan.

We urge you to view your investment in Franklin Universal Trust with a long-term perspective. As the chart below shows, the Trust reported a cumulative total return of +198.05%, based on net asset value, since its inception on September 23, 1988.

Franklin Universal Trust
Periods ended 8/31/98

                                                                         Since
                                                                      Inception
                                          1-Year            5-Year    (9/23/88)
Cumulative Total Return1
 Based on change in net asset value       +2.22%           +55.11%     +198.05%
 Based on change in market price          +9.40%           +61.95%     +176.07%
Average Annual Total Return1
 Based on change in net asset value       +2.22%           +9.18%      +11.61%
 Based on change in market price          +9.40%           +10.12%     +10.75%
Distribution Rate2                 8.69%


1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions according to the terms specified in the Trust's dividend reinvestment plan.
2. Distribution rate is based on an annualization of the Trust's current 6.7 cent per share monthly dividend and the New York Stock Exchange closing price of $9.25 on August 31, 1998.


PORTFOLIO OPERATIONS

Christopher Molumphy
Senior Portfolio Manager

Franklin Advisers, Inc.

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst (CFA) and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.

Jeffrey S. Carlson
Portfolio Manager

Franklin Advisers, Inc.

Mr. Carlson is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance with a minor in economics from San Jose State University. He has been with the Franklin Templeton Group since 1991. He is a member of several securities industry-related associations.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment Plan and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest income dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. First Data Investor Services Group (the "Plan Agent"), P.O. Box 8030, Boston, Massachusetts, 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure dated December 1997. A copy of that Brochure may be obtained from the Trust at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Universal Trust and sent to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts, 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payments date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you.

You may obtain a refund of any cash payment by written notice, if the written notice is received by the Plan Agent not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on such dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that you have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares that were purchased at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for full shares; or (b) that you prefer the Plan Agent to sell your shares and send your proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

Annual Meeting of Shareholders

At an Annual Meeting of Shareholders of Franklin Universal Trust (the "Fund") held on August 26, 1998, shareholders of the Fund voted as follows:

1. Regarding the election of the nominees for Trustees:





                                                % of Out-                         % of Out-            % of Out-
                                                standing      % of      Shares    standing   Withheld  standing   Broker
                                   Shares For    Shares       Voted     Against    Shares   Or Abstain  Shares   Non Vote
-------------------------------------------------------------------------------------------------------------------------
Frank H. Abbott                  17,960,262.634   67.06       97.48        0          0     465,033.810  2.52        0
Harris J. Ashton                 17,992,092.060   67.18       97.65        0          0     433,204.384  2.35        0
S. Joseph Fortunato              18,022,076.839   67.29       97.81        0          0     403,219.605  2.19        0
Edward B. Jamieson               18,019,252.442   67.29       97.80        0          0     406,044.002  2.20        0
Charles B. Johnson               18,032,503.138   67.34       97.87        0          0     392,793.306  2.13        0
Rupert H. Johnson, Jr.           18,045,306.089   67.39       97.94        0          0     379,990.355  2.06        0
Frank W. T. LaHaye               18,000,543.629   67.22       97.69        0          0     424,752.815  2.31        0
Gordon S. Macklin                18,000,138.490   67.22       97.69        0          0     425,157.954  2.31        0

2. Regarding the ratification of the selection of PricewaterhouseCoopers LLP, as independent auditors for the Fund for the current fiscal year:

                                    % of Out-                        % of Out-             % of Out-
                                    standing      %        Shares    standing   Withheld   standing   Broker
Shares For                           Shares   of Voted     Against    Shares   Or Abstain   Shares   Non Vote
-------------------------------------------------------------------------------------------------------------
17,919,514.152                        66.92     97.25    105,859.256   0.40    399,923.036   1.49        0


3. Regarding the proposal to eliminate the Fund's fundamental investment restriction regarding the purchase and sale of oil, gas, mineral and/or real estate interests:

                                    % of Out-                        % of Out-             % of Out-
                                    standing      %        Shares    standing   Withheld   standing   Broker
Shares For                           Shares   of Voted     Against    Shares   Or Abstain   Shares   Non Vote
-------------------------------------------------------------------------------------------------------------
13,408,495.816                        50.07     72.77    842,069.276   3.14    822,592.352   3.07  3,352,139.000

4. Regarding the proposal to eliminate the Fund's fundamental investment restriction regarding short sales of securities:

                                    % of Out-                        % of Out-             % of Out-
                                    standing      %        Shares    standing   Withheld   standing   Broker
Shares For                           Shares   of Voted     Against    Shares   Or Abstain   Shares   Non Vote
-------------------------------------------------------------------------------------------------------------
13,040,091.123                        48.69     70.77   1,184,920.880  4.42    848,142.441   3.17  3,352,142.000

5. Regarding the proposal to amend the Fund's fundamental investment restriction regarding lending:

                                    % of Out-                        % of Out-             % of Out-
                                    standing      %        Shares    standing   Withheld   standing   Broker
Shares For                           Shares   of Voted     Against    Shares   Or Abstain   Shares   Non Vote
-------------------------------------------------------------------------------------------------------------
13,112,714.993                        48.97     71.17   1,082,694.409  4.04    877,746.042   3.28  3,352,141.000

6. Regarding granting the proxy holders the authority to vote upon any other business that may legally come before the meeting:

                                    % of Out-                        % of Out-             % of Out-
                                    standing      %        Shares    standing   Withheld   standing   Broker
Shares For                           Shares   of Voted     Against    Shares   Or Abstain   Shares   Non Vote
-------------------------------------------------------------------------------------------------------------
17,259,155.213                        64.45     93.67         0          0    1,166,141.231  4.35        0


Franklin Universal Trust
Financial Highlights

                                                                         Year Ended August 31,
                                                               ----------------------------------------------
                                                               1998      1997     1996      1995     1994
                                                               ----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................       $10.20    $ 9.53    $9.36     $8.71    $9.81
                                                               ----------------------------------------------
Income from investment operations:
 Net investment income ..................................          .85       .86      .82       .85      .84
 Net realized and unrealized gains (losses) .............         (.63)      .65      .20       .61    (1.08)
                                                               ----------------------------------------------
Total from investment operations ........................          .22      1.51     1.02      1.46     (.24)
                                                               ==============================================
Less distributions from:
 Net investment income ..................................         (.80)     (.83)    (.85)     (.81)    (.86)
 Net realized gain ......................................         (.34)     (.01)   --        --       --
                                                               ----------------------------------------------
Total distributions .....................................        (1.14)     (.84)    (.85)     (.81)    (.86)
                                                               ----------------------------------------------
Net asset value, end of year ............................       $ 9.28    $10.20    $9.53     $9.36    $8.71
                                                               ==============================================
Market value per share, end of year1 ....................        $9.250    $9.500   $9.125    $8.875   $8.125
                                                               ==============================================

Total return (based on market value per share)2 .........         9.40%    14.00%   12.84%    20.42%   (5.60)%

Ratios/supplemental data
Net assets, end of year (000's) .........................     $248,419  $273,173 $255,200  $250,734 $233,302
Ratios to average net assets:
 Expenses ...............................................         2.63%     2.72%    2.80%     2.97%    3.01%
 Expenses excluding interest expense ....................         1.09%     1.12%    1.16%     1.19%    1.27%
 Net investment income ..................................         8.29%     8.74%    8.56%     9.59%    9.22%
Portfolio turnover rate .................................        36.66%    51.48%   19.24%    27.41%   36.76%
Total debt outstanding at end of year (000's) ...........      $75,000   $74,987  $74,974   $74,961  $74,948
Asset coverage per $1,000 of debt .......................      $ 4,312   $ 4,643  $ 4,404   $ 4,345  $ 4,113
Average amount of notes per share during the year .......        $2.80     $2.80    $2.80     $2.80    $2.80


1Based on the last sale on the New York Stock Exchange.
2Total return is not annualized.

See notes to financial statements.


Franklin Universal Trust
Statement of Investments, August 31, 1998

                                                                                                    SHARES,
                                                                                                   WARRANTS
                                                                                                   & RIGHTS          VALUE
a,b  Common Stocks, Warrants and Rights 30.3%
     Automotive
  a  Harvard Industries, Inc., Class B .................................................            60,800      $  24,320
                                                                                                            -------------
     Cable Television
  a  Wireless One, Inc., wts. ..........................................................             6,000             --
                                                                                                            -------------
     Consumer Products .5%
     RJR Nabisco Holdings Corp. ........................................................            54,000      1,171,125
                                                                                                            -------------
     Containers & Packaging
  a  Gaylord Container Corp., wts. .....................................................            46,137        132,644
                                                                                                            -------------
     Energy .7%
  a  McMoRan Oil & Gas Co. .............................................................             9,000         27,000
     Montana Power Co...................................................................             2,600        101,400
  a  Santa Fe Energy Resources, Inc. ...................................................            14,935        112,013
     Ultramar Diamond Shamrock Corp. ...................................................            66,600      1,540,125
                                                                                                            -------------
                                                                                                                1,780,538
                                                                                                            -------------
     Health Care 1.2%
  a  Kendall International, Inc., Class A, wts. ........................................             4,066      1,105,939
  a  Kendall International, Inc., Class B, wts. ........................................             4,348      1,160,206
  a  Kendall International, Inc., rts. .................................................             2,456        668,024
                                                                                                            -------------
                                                                                                                2,934,169
                                                                                                            -------------
     Lodging
  a  Host Marriott Corp. ...............................................................               752         10,528
     Marriott International, Inc., Class A .............................................             1,504         42,206
  a  Sodexho Marriott Services, Inc.....................................................               188          4,676
                                                                                                            -------------
                                                                                                                   57,410
                                                                                                            -------------
     Metals & Mining .8%
     Anglogold, Ltd., Sponsored ADR (South Africa) .....................................            30,446        494,748
     Driefontein Consolidated Mines, Ltd., Sponsored ADR (South Africa) ................           228,000        769,500
     Freeport-McMoRan Copper & Gold, Inc., Class A .....................................             4,500         51,187
     Freeport-McMoRan Copper & Gold, Inc., Class B .....................................            63,156        734,189
  a  Gulf States Steel, wts. ...........................................................             4,000          6,000
                                                                                                            -------------
                                                                                                                2,055,624

     Real Estate
  a  Security Capital Group, Inc., Class B, wts. .......................................             3,190             69
                                                                                                            -------------
     Telecommunications 1.6%
     BellSouth Corp. ...................................................................            40,600      2,783,638
  a  Loral Orion Network Systems, Inc., wts. ...........................................             5,000         37,644
     Telecom New Zealand, Ltd. (New Zealand)............................................            79,200      1,108,800
                                                                                                            -------------
                                                                                                                3,930,082
                                                                                                            -------------
     Utilities 25.5%
     American Electric Power Co., Inc. .................................................           123,600      5,592,900
     CINergy Corp. .....................................................................           205,600      7,144,600
     Conectiv, Inc......................................................................            79,700      1,623,888

     Utilities (cont.)
     Dominion Resources, Inc. ..........................................................           150,000    $ 6,253,125
     DPL, Inc. .........................................................................           217,000      3,906,000
     Duke Energy Corp. .................................................................            70,000      4,366,250
     Edison International ..............................................................            74,600      2,121,438
     Florida Progress Corp..............................................................            50,000      2,109,375
     New Century Energies, Inc. ........................................................           100,000      4,612,500
     New England Electric System .......................................................            35,300      1,425,238
     New Jersey Resources Corp. ........................................................            90,000      3,031,875
     OGE Energy Corp. ..................................................................            90,000      2,480,625
     Pinnacle West Capital Corp. .......................................................            77,000      3,325,438
     SCANA Corp. .......................................................................           109,200      3,351,075
     Southern Co. ......................................................................           208,800      5,872,500
     Texas Utilities Co. ...............................................................           141,500      6,013,750
                                                                                                            -------------
                                                                                                               63,230,577
                                                                                                            -------------
     Total Common Stocks, Warrants & Rights (Cost $54,406,049) .........................                       75,316,558
                                                                                                            -------------

     Partnership Units
     Financial Services
  a,bPG Partners, L.P., Preference Units (Cost $0) .....................................                 5        136,663
                                                                                                            -------------
     Preferred Stocks 8.9%
     Automotive
  a  Harvard Industries, Inc., 14.25% pfd., PIK ........................................            69,017         25,881
                                                                                                            -------------
     Broadcasting 2.2%
     Sinclair Capital, 11.625% pfd. ....................................................            40,000      4,100,000
     Triathlon Broadcasting Co., 9.00% cvt. pfd. .......................................           142,190      1,475,221
                                                                                                            -------------
                                                                                                                5,575,221
                                                                                                            -------------
     Consumer Products .7%
     Ralston Purina Co., 7.00% cvt. pfd. ...............................................            31,000      1,643,000
                                                                                                            -------------
     Financial Services .8%
     Archstone Communities Trust, $1.75 cvt. pfd., Series A ............................            45,000      1,186,875
     DECS Trust, 8.50% cvt. pfd. .......................................................            77,200        810,600
                                                                                                            -------------
                                                                                                                1,997,475
                                                                                                            -------------
     Lodging .2%
     Hilton Hotels Corp., 8.00% cvt. pfd. ..............................................            28,000        535,500
                                                                                                            -------------
     Paper & Forest Products .7%
     Asia Pulp & Paper Co., Ltd., 12.00% pfd. (Indonesia) ..............................         4,000,000      1,810,000
                                                                                                            -------------
     Telecommunications .6%
     Nortel Inversora, SA, 10.00% cvt. pfd., MEDS (Argentina) ..........................            35,000      1,540,000
                                                                                                            -------------
     Transportation 1.1%
     CNF Trust I, Series A, 5.00% cvt. pfd. ............................................            15,800        816,663
     Union Pacific Corp., 144A, 6.25% cvt. pfd. ........................................            40,000      1,760,000
                                                                                                            -------------
                                                                                                                2,576,663
                                                                                                            -------------
     Utilities 2.6%
  b  CMS Energy Corp., 7.75% cvt. pfd. .................................................            70,000    $ 4,383,050
     Texas Utilities Co., 9.25% cvt. pfd................................................            37,200      1,955,325
                                                                                                            -------------
                                                                                                                6,338,375
                                                                                                            -------------
     Total Preferred Stocks (Cost $26,948,155)..........................................                       22,042,115
                                                                                                            -------------
     Principal
     Amount*
     Non-Convertible Bonds 87.0%
     Automotive 4.5%
     Aetna Industries, Inc., senior notes, 11.875%, 10/01/06 ...........................        $2,600,000      2,717,000
     Collins & Aikman Corp., senior sub. notes, 11.50%, 4/15/06 ........................         2,000,000      2,130,000
  a,cHarvard Industries, Inc., senior notes, 12.00%, 7/15/04  ..........................         4,000,000      1,500,000
     Key Plastics, Inc., Series B, senior sub notes, 10.25%, 3/15/07 ...................         1,500,000      1,451,250
     Oshkosh Truck Corp., senior sub. notes, 8.75%, 3/01/08 ............................         1,500,000      1,447,500
     Talon Automotive Group, senior sub. notes, 144A, 9.625%, 5/01/08 ..................         2,250,000      2,058,750
                                                                                                            -------------
                                                                                                               11,304,500
                                                                                                            -------------
     Broadcasting 3.0%
     Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07 .........................         4,000,000      3,940,000
     LIN Holdings Corp., senior disc. notes, 144A, zero coupon to
     3/01/03, 10.00% thereafter, 3/01/08 ...............................................         2,400,000      1,500,000
     LIN Television Corp., senior sub. notes, 144A, 8.375%, 3/01/08 ....................         2,100,000      2,005,500
                                                                                                            -------------
                                                                                                                7,445,500
                                                                                                            -------------
     Cable Television 2.5%
     CSC Holdings, Inc., senior sub. deb., 9.875%, 4/01/23 .............................         3,000,000      3,195,000
     Diamond Holdings, Plc., senior notes, 9.125%, 2/01/08 (United Kingdom).............         3,000,000      2,992,500
     Wireless One, Inc., senior disc. notes, zero coupon to 8/01/01, 13.50% thereafter, 8/01/06  2,400,000         72,000
                                                                                                            -------------
                                                                                                                6,259,500
                                                                                                            -------------
     Chemicals 1.3%
     Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07 ...........................         3,500,000      3,360,000
                                                                                                            -------------
     Consumer Products 2.9%
     E&S Holdings Corp., senior sub. notes, Series AI, 10.375%, 10/01/06 ...............         1,750,000        940,625
     Revlon Consumer Products Corp., senior sub. notes, 8.625%, 2/01/08 ................         4,000,000      3,800,000
     RJR Nabisco, Inc., senior notes, 9.25%, 8/15/13 ...................................         1,500,000      1,635,989
     Windmere-Durable Holdings, Inc., senior sub. notes, 10.00%, 7/31/08 ...............           900,000        868,500
                                                                                                            -------------
                                                                                                                7,245,114
                                                                                                            -------------
     Containers & Packaging 3.4%
     Anchor Glass, first mortgage, 11.25%, 4/01/05 .....................................         4,000,000      4,180,000
     Container Corp. of America, senior notes, 9.75%, 4/01/03 ..........................         3,000,000      3,060,000
     Graham Packaging Co., senior sub. notes, 144A, 8.75%, 1/15/08 .....................           800,000        764,000
     Graham Packaging Holdings, senior disc. notes, 144A, zero coupon to
      1/15/03, 10.75% thereafter, 1/15/09 ..............................................           600,000        354,000
                                                                                                            -------------
                                                                                                                8,358,000
                                                                                                            -------------

     Energy 6.9%
     Abraxas Petroleum Corp., senior notes, 11.50%, 11/01/04 ...........................        $3,300,000    $ 2,755,500
     Chesapeake Energy Corp., senior notes, 144A, 9.625%, 5/01/05 ......................           750,000        618,750
     Clark R&M, Inc., senior sub. notes, 8.875%, 11/15/07 ..............................         4,000,000      3,620,000
     Dailey International, Inc., senior notes, Series B, 9.50%, 2/15/08 ................         1,250,000      1,012,500
     Dawson Production Services, Inc., senior notes, 9.375%, 2/01/07 ...................           900,000        886,500
     Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ..............................         2,000,000      1,730,000
     Magnum Hunter Resources, Inc., senior notes, 10.00%, 6/01/07 ......................         5,000,000      4,575,000
     Nuevo Energy Co., senior sub. notes, 144A, 8.875%, 6/01/08 ........................         1,000,000        917,500
     Rutherford-Moran Oil Corp., senior sub. notes, 10.75%, 10/01/04 ...................         1,000,000        927,500
                                                                                                            -------------
                                                                                                               17,043,250
                                                                                                            -------------
     Food & Beverages 1.8%
     Compania Alimentos Fargo, senior notes, 144A, 13.25%, 8/01/08 (Argentina)..........         1,000,000        710,000
     Packaged Ice, Inc., senior notes, 144A, 9.75%, 2/01/05 ............................         2,000,000      1,985,000
     Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 8/15/01 ..........         2,000,000      1,735,000
                                                                                                            -------------
                                                                                                                4,430,000
                                                                                                            -------------
     Food Retailing 2.8%
     Fleming Cos., Inc., senior sub. notes, 10.50%, 12/01/04 ...........................         4,000,000      4,000,000
     Penn Traffic Co., senior notes, 8.625%, 12/15/03 ..................................         1,000,000        655,000
     Penn Traffic Co., senior notes, 10.375%, 10/01/04 .................................         2,000,000      1,330,000
     Shoppers Food Warehouse Corp., senior notes, 9.75%, 6/15/04 .......................         1,000,000      1,080,000
                                                                                                            -------------
                                                                                                                7,065,000
                                                                                                            -------------
     Gaming & Leisure 1.5%
     Regal Cinemas Inc., senior sub. notes, 144A, 9.50%, 6/1/08.........................         4,000,000      3,810,000
                                                                                                            -------------
     Health Care 3.2%
     Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ..................         4,000,000      3,710,000
     Magellan Health Services, Inc., senior sub. notes, 144A, 9.00%, 2/15/08 ...........         2,300,000      1,874,500
     Vencor, Inc., senior sub. notes, 144A, 9.875%, 5/1/05 .............................         3,200,000      2,336,000
                                                                                                            -------------
                                                                                                                7,920,500
                                                                                                            -------------
     Industrial 11.2%
     Allied Waste Industries, Inc., senior disc. notes, zero coupon to 6/01/02,
      11.30% thereafter, 6/01/07 .......................................................         5,000,000      3,650,000
     Derlan Industries, Ltd., senior notes, 10.00%, 1/15/07 ............................         2,000,000      1,990,000
     Falcon Building Products, Inc., senior disc.notes, Series B, zero coupon to
      6/15/02, 10.50% thereafter, 6/15/07 ..............................................         2,000,000      1,230,000
     Falcon Building Products, Inc., senior unsecured sub. notes, Series B, 9.5%, 6/15/07        2,000,000      1,780,000
     International Comfort Products, senior notes, 144A, 8.625%, 5/15/08 ...............         4,000,000      3,730,000
     Intertek Finance, Plc., senior sub. notes, Series B, 10.25%,
      11/01/06 (United Kingdom) ........................................................         2,800,000      2,765,000
     LES, Inc., senior sub. notes, 144A, 9.25%, 6/01/08 ................................         3,500,000      3,465,000
     Nortek, Inc., senior notes, 9.125%, 9/01/07 .......................................         2,000,000      1,870,000
     Nortek, Inc., senior notes, 144A, 8.875%, 8/01/08 .................................         1,000,000        945,000
     Simonds Industries, Inc., senior sub. notes, 144A, 10.25%, 7/01/08 ................         2,000,000      1,960,000
     Terex Corp., senior sub. notes, 144A, 8.875%, 4/01/08 .............................         2,650,000      2,464,500
     Universal Compression, Inc., senior disc. notes, 144A,
      zero coupon to 2/15/03, 9.875%, 2/15/08 ..........................................         3,550,000      2,076,750
                                                                                                            -------------
                                                                                                               27,926,250
                                                                                                            -------------

     Information and Technology 1.3%
     Anacomp, Inc., senior sub. notes, 144A, 10.875%, 4/01/04 ..........................        $3,100,000    $ 3,123,250
                                                                                                            -------------
     Lodging 1.6%
     Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07 ..............         4,000,000      3,880,000
                                                                                                            -------------
     Media 5.1%
     Big Flower Press Holdings, Inc., senior sub. notes, 8.875%, 7/01/07 ...............         1,500,000      1,470,000
     Fox Kids Worldwide, Inc., senior disc. notes, zero coupon to 11/01/02,
      10.25% thereafter, 11/01/07 ......................................................           850,000        480,250
     Fox Kids Worldwide, Inc., senior notes, 9.25%, 11/01/07 ...........................         1,250,000      1,118,750
     Fox/Liberty Networks, L.L.C., senior disc. notes, zero
      coupon to 8/15/02, 9.75% thereafter, 8/15/07 .....................................         4,000,000      2,440,000
     Hollinger International Publishing, senior sub. notes, 9.25%, 2/01/06 .............         1,000,000      1,005,000
     Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07 .........................         4,500,000      4,545,000
     Six Flags Entertainment Corp., senior notes, 8.875%, 4/01/06 ......................         1,750,000      1,664,688
                                                                                                            -------------
                                                                                                               12,723,688
                                                                                                            -------------
     Metals & Mining 7.6%
     Envirosource, Inc., senior notes, 9.75%, 6/15/03 ..................................         4,000,000      3,780,000
     LTV Corp., senior notes, 8.20%, 9/15/07 ...........................................         4,000,000      3,660,000
     Ormet Corp., senior secured notes, 144A, 11.00%, 8/15/08 ..........................         4,000,000      3,680,000
     P & L Coal Holdings Corp., senior notes, 144A, 8.875%, 5/15/08 ....................           500,000        492,500
     P & L Coal Holdings Corp., senior sub. notes, 144A, 9.625%, 5/15/08 ...............         3,500,000      3,412,500
     Sheffield Steel Corp., first mortgage, 11.50%, 12/01/05 ...........................         4,000,000      3,760,000
                                                                                                            -------------
                                                                                                               18,785,000
                                                                                                            -------------
     Paper & Forest Products 1.2%
     Fort Howard Corp., sub. deb., 11.00%, 1/02/02 .....................................         1,679,061      1,670,666
     Pindo Deli Financial Mauritius, notes, 11.75%, 10/01/17 (Indonesia) ...............         3,000,000      1,290,000
                                                                                                            -------------
                                                                                                                2,960,666
                                                                                                            -------------
     Restaurants 3.3%
     Advantica Restaurant Group, senior notes, 11.25%, 1/15/08 .........................         1,598,325      1,574,350
     AmeriServ Food Distributions, Inc., senior notes, 8.875%, 10/15/06 ................         1,000,000        907,500
     AmeriServ Food Distributions, Inc., senior sub. notes, 10.125%, 7/15/07 ...........         3,000,000      2,722,500
  b  Atherton Franchise Capital, L.P., 11.00%, 5/01/06 .................................         1,706,698      1,433,621
     Family Restaurants, Inc., senior notes, 9.75%, 2/01/02 ............................         2,000,000      1,490,000
                                                                                                            -------------
                                                                                                                8,127,971
                                                                                                            -------------
     Retail .8%
     Specialty Retailers, Inc., notes, Series B, 8.50%, 7/15/05 ........................         2,000,000      1,880,000
                                                                                                            -------------
     Telecommunications 5.0%
     Flag, Ltd., senior notes, 144A, 8.25%, 1/30/08 (Bermuda)...........................           800,000        740,000
     Intermedia Communications, Inc., senior disc. notes, Series B, zero coupon to 7/15/02, 11.25%
      thereafter, 7/15/07 ..............................................................         5,000,000      3,425,000
     IXC Communications Inc., senior sub. notes, 9.00%, 4/15/08 ........................         1,750,000      1,592,500
     NEXTLINK Communications, Inc., senior notes, 9.625%, 10/01/07 .....................         2,000,000      1,870,000
     NEXTLINK Communications, Inc., senior notes, 9.00%, 3/15/08 .......................         2,000,000      1,805,000
     Poland Telecom Finance, units, 14.00%, 12/01/07 (Poland) ..........................         3,000,000      3,105,000
                                                                                                            -------------
                                                                                                               12,537,500
                                                                                                            -------------
     Textiles & Apparel 1.3%
     Collins & Aikman Floor Covering, Inc., senior sub. notes, Series B, 10.00%, 1/15/07        $3,300,000   $  3,250,500
                                                                                                            -------------
     Transportation 1.2%
     American Commercial Lines, 144A, 10.25%, 6/30/08 ..................................         2,500,000      2,412,500
     Great Lakes Dredge & Dock Corp., senior sub. notes, 144A, 11.25%, 8/15/08 .........           500,000        480,000
                                                                                                            -------------
                                                                                                                2,892,500
                                                                                                            -------------
     Utilities .8%
     AES Corp., senior sub. notes, 8.50%, 11/01/07 .....................................         2,000,000      1,910,000
                                                                                                            -------------
     Wireless 12.8%
     Arch Communications Group, Inc., senior disc. notes, zero coupon to
      3/15/01, 10.875% thereafter, 3/15/08 .............................................         6,000,000      2,790,000
     Comcast Cellular Corp., senior notes, Series B, 9.50%, 5/01/07 ....................         4,000,000      3,880,000
     Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07 ...............................         4,000,000      3,780,000
     Millicom International Cellular, SA, senior disc. notes, zero coupon to
      6/01/00,13.50% thereafter,
      6/01/06 (Luxembourg) .............................................................         6,000,000      4,380,000
     Nextel Communications, Inc., senior disc. notes, zero coupon to 2/15/99,
      9.75% thereafter, 8/15/04 ........................................................         5,000,000      4,875,000
     Orion Network Systems, Inc., units, senior disc. notes,
     zero coupon to 1/15/02, 12.50% thereafter, 1/15/07 ................................         5,000,000      3,600,000
     Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08 .........................         4,000,000      3,900,000
     Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 .............................         4,000,000      4,540,000
                                                                                                            -------------
                                                                                                               31,745,000
                                                                                                            -------------
     Total Non-Convertible Bonds (Cost $232,410,942) ...................................                      215,983,689
                                                                                                            -------------
     Convertible Bonds 1.7%
     Information and Technology .7%
     Dovatron International, Inc., cvt. sub. notes, 6.00%, 10/15/02 ....................         2,000,000      1,850,000
                                                                                                            -------------
     Real Estate Investment Trust 1.0%
     Macerich Co., cvt. sub. notes, 144A, 7.25%, 12/15/02 ..............................         2,750,000      2,612,500
                                                                                                            -------------
     Total Convertible Bonds (Cost $4,967,625)..........................................                        4,462,500
                                                                                                            -------------
     Foreign Government Agencies .2%
     ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) (Cost $1,047,150) .......         4,350,000 ZAR    417,990
                                                                                                            -------------
     Total Bonds (Cost $238,425,717)....................................................                      220,864,179
                                                                                                            -------------

d Repurchase Agreements .5%
  Joint Repurchase Agreement, 5.748%, 9/01/98, (Maturity Value $1,166,561) (Cost $1,166,374)    $1,166,374   $  1,166,374
      BancAmerica Robertson Stephens
      Barclays Capital Group, Inc.
      Bear, Stearns & Co., Inc.
      BT Alex Brown, Inc.
      Chase Securities, Inc.
      CIBC Wood Gundy Securities Corp.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson North America, L.L.C.
      Greenwich Capital Markets, Inc.
      Paribas Corp.
      SBC Warburg Dillon Read, Inc.
        Collateralized by U.S. Treasury Bills & Notes ..................................
     Total Investments (Cost $320,946,295) 128.6%.......................................                      $319,525,889
     Other Assets, less Liabilities (28.6)% ............................................                      (71,107,304)
                                                                                                             -------------
     Net Assets 100.0%..................................................................                      $248,418,585
                                                                                                             =============

     CURRENCY ABBREVIATIONS:
     ZAR - South African Rand

     PORTFOLIO ABBREVIATIONS:
     MEDS - Mandatorially Exchangeable Debt Security

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding restricted securities.
cSee Note 7 regarding defaulted securities.
dInvestment is through participation in a joint account with other funds managed by the investment advisor. At August 31, 1998, all repurchase agreements had been entered into on that date.



Franklin Universal Trust
Financial Statements

Statement of Assets and Liabilities
August 31, 1998


Assets:
 Investments in securities, at value (cost $320,946,295) ...............................     $319,525,889
 Receivables:
  Investment securities sold ...........................................................          366,170
  Dividends and interest ...............................................................        5,849,798
 Note issuance costs (Note 3) ..........................................................          199,128
                                                                                          ---------------
      Total assets .....................................................................      325,940,985
                                                                                          ---------------

Liabilities:
 Payables:
Investment securities purchased ........................................................          101,530
Affiliates .............................................................................          209,639
Notes (Note 3) .........................................................................       75,000,000
Accrued interest (Note 3) ..............................................................        2,125,804
 Other liabilities .....................................................................           85,427
                                                                                          ---------------
      Total liabilities ................................................................       77,522,400
                                                                                          ---------------
       Net assets, at value ............................................................     $248,418,585
                                                                                          ===============
Net assets consist of:
 Undistributed net investment income ...................................................      $ 3,322,857
 Net unrealized depreciation ...........................................................       (1,421,916)
 Accumulated net realized loss .........................................................         (347,898)
 Capital shares ........................................................................      246,865,542
                                                                                          ---------------
      Net assets, at value .............................................................     $248,418,585

Net asset value per share ($248,418,585 / 26,779,333 shares outstanding) ...............            $9.28
                                                                                          ===============

See notes to financial statements.


Statement of Operations
for the year ended August 31, 1998

Investment income:
 Dividends .............................................................................     $  5,691,288
 Interest ..............................................................................       24,347,598
                                                                                          ---------------
      Total investment income ..........................................................                   $ 30,038,886
Expenses:
 Management fees (Note 4) ..............................................................        2,623,488
 Transfer agent fees ...................................................................           60,215
 Custodian fees ........................................................................            4,115
 Reports to shareholders ...............................................................           62,947
 Professional fees .....................................................................           52,256
 Trustees' fees and expenses ...........................................................           17,827
 Amortization of note issuance costs ...................................................          124,929
 Other .................................................................................           47,750
                                                                                          ---------------
      Total expenses ...................................................................                      2,993,527
      Interest expense (Note 3) ........................................................                      4,248,229
                                                                                                         --------------
       Net expenses ....................................................................                      7,241,756
                                                                                                         --------------
        Net investment income ..........................................................                     22,797,130
                                                                                                         --------------

Realized and unrealized loss:
 Net realized loss from:
  Investments ..........................................................................         (316,959)
  Foreign currency transactions ........................................................           (3,995)
                                                                                          ---------------
      Net realized loss ................................................................                       (320,954)
 Net unrealized depreciation on:
  Investments ..........................................................................      (16,486,959)
  Translation of assets and liabilities denominated in foreign currencies ..............             (858)
                                                                                          ---------------
      Net unrealized depreciation ......................................................                    (16,487,817)
                                                                                                         --------------
Net realized and unrealized loss .......................................................                    (16,808,771)
                                                                                                         --------------
Net increase in net assets resulting from operations ...................................                   $  5,988,359
                                                                                                         ==============

See notes to financial statements.



Statements of Changes in Net Assets
for the years ended August 31, 1998 and 1997

                                                                                   1998           1997
                                                                               --------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................  $ 22,797,130  $ 23,006,827
  Net realized gain (loss) from investments and foreign currency transactions      (320,954)    9,444,319
  Net unrealized appreciation (depreciation) on
      investments and translation of assets
   and liabilities denominated in foreign currencies ........................   (16,487,817)    8,096,901
                                                                               --------------------------
      Net increase in net assets resulting from operations ..................     5,988,359    40,548,047
 Distributions to shareholders from:
  Net investment income .....................................................   (21,530,584)  (22,200,067)
  Net realized gains ........................................................    (9,212,090)     (374,911)
                                                                               --------------------------
 Total distributions to shareholders ........................................   (30,742,674)  (22,574,978)
                                                                               --------------------------
      Net increase (decrease) in net assets .................................   (24,754,315)   17,973,069

Net assets:
 Beginning of year ..........................................................   273,172,900   255,199,831
                                                                               --------------------------
 End of year ................................................................  $248,418,585  $273,172,900
                                                                                =========================
Undistributed net investment income included in net assets
 End of year ................................................................   $ 3,322,857   $ 2,066,401
                                                                                =========================

See notes to financial statements.



Statement of Cash Flows
for the year ended August 31, 1998

Dividends and interest received ........................................................... $  24,871,530
Operating expenses paid ...................................................................    (3,066,398)
Interest expense paid .....................................................................    (4,218,750)
                                                                                          ----------------
 Cash provided - operations ...............................................................    17,586,382
                                                                                          ================
Investment purchases ......................................................................  (860,002,151)
Investment sales ..........................................................................   873,199,307
                                                                                          ----------------
 Cash provided - investments ..............................................................    13,197,156
                                                                                          ================
Distributions to shareholders .............................................................   (30,742,674)
                                                                                          ----------------
 Cash used - financing activities .........................................................   (30,742,674)
                                                                                          ================
Net increase in cash ......................................................................        40,864
Cash at beginning of year .................................................................       (40,864)
                                                                                          ----------------
Cash at end of year .......................................................................         $  --
                                                                                          ================
Reconciliation of Net Investment Income to Net Cash Provided by Operations
for the year ended August 31, 1998

Net investment income .....................................................................   $22,797,130
 Less amortization income .................................................................    (4,410,692)
 Less increase in dividends and interest receivable .......................................      (684,118)
 Less increase in other assets and liabilities ............................................      (115,938)
                                                                                          ----------------
Cash provided by operations ...............................................................   $17,586,382
                                                                                          ================

See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). During the period ended August 31, 1998, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED-RATE NOTES

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund. The proceeds of the Notes were deposited in an irrevocable trust account and used to defease previously issued notes maturing on September 1, 1998.

The Notes bear interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 1998.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. INCOME TAXES

At August 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $320,977,234 was as follows:

     Unrealized appreciation .......$ 29,892,219
     Unrealized depreciation ....... (31,343,564)
     Net Unrealized appreciation ...$ (1,451,345)

At August 31, 1998, the Fund had tax basis capital losses of $316,959 which may be carried over to offset future capital gains. Such losses expire in 2006.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $126,489,214 and $138,163,568, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 66.58% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 1998, the Fund held one defaulted security with a value aggregating $1,500,000 representing .6% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Industrial and the Wireless industries. Such concentration may subject the Fund more significantly to economic changes occurring within these industries.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at August 31, 1998 are as follows:



  Face                                                                      Acquisition
 Amount    Issuer                                                              Date      Cost       Value
----------------------------------------------------------------------------------------------------------
1,706,698  Atherton Franchise Capital, L.P., 11.00%, 5/01/06 ..............  4/28/94 $1,706,698 $1,433,621

 Shares
  70,000   CMS Energy Corp., 7.75% cvt. pfd ...............................  6/18/97  3,500,000  4,383,050

  Units
       5   PG Partners, L.P., Preference Units ............................  3/31/93         --    136,663
Total Restricted Securities (2.40% of Net Assets) .........................                     $5,953,334

9. OTHER CONSIDERATIONS

Advisers, as the Fund's manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committee for Harvard Industries. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's manager has not nor does it intend to sell any of its holdings in this security while in possession of this information.


FRANKLIN UNIVERSAL TRUST
Independent Auditor's Report

To the Board of Trustees and Shareholders of Franklin Universal Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California

September 28, 1998



FRANKLIN UNIVERSAL TRUST
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 22.96% of the ordinary dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1998.



Franklin Universal Trust
Annual Report
August 31, 1998

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)
This chart shows in bar format the Portfolio Breakdown based on total market value as of 8/31/98.

Corporate Bonds                                       67.59%
Utilities Stock                                       19.82%
Miscellaneous Equities & Preferred Stock               9.52%
Convertible Bonds                                      1.40%
Natural Resources Equities & Preferred Stock           1.17%
Foreign Government Agencies                             .13%
Cash & Equivalents                                      .37%


GRAPHIC MATERIAL (2)
This chart shows the top 10 holdings as a percentage of total market value as of 8/31/97 and 8/31/98.

8/31/97
Thermadyne Industries, Inc.               2.66%
Cablevision Systems Corp.                 2.04%
CINergy Corp.                             1.97%
DPL Inc.                                  1.91%
Southern Company                          1.76%
Acme Metals, Inc.                         1.65%
Collins & Aikman, Inc.                    1.64%
Dominion Resources, Inc.                  1.56%
American Electric Power Co., Inc.         1.56%
Comcast Corp.                             1.51%

8/31/98
CINergy Corp.                             2.24%
Dominion Resources, Inc.                  1.96%
Texas Utilities Company                   1.88%
Southern Company                          1.84%
American Electric Power Co., Inc.         1.75%
Nextel Communications, Inc.               1.53%
New Century Energies, Inc.                1.44%
Magnum Hunter Resources, Inc.             1.43%
Outdoor Systems, Inc.                     1.42%
Sygnet Wireless, Inc.                     1.42%